Reportable Segments and Geographic Areas	9 Months Ended
Sep. 30, 2025
Reportable Segments and Geographic Areas [Abstract]
Reportable Segments and Geographic Areas
20.	Reportable Segments and Geographic Areas

The Company’s continuing operations consist of three reportable segments: (i) corporate, treasury and biosciences (ii) IT packaging solutions (iii) precision engineering and machining. The Chief Executive Officer has been identified as the Chief Operating Decision Maker (CODM).

The following is a summary of the Company’s operations for the nine months ended September 30, 2025, and assets and liabilities as of September 30, 2025, split between reportable segments:

	Corporate, Treasury and Biosciences	IT Packaging Solutions	Precision Engineering and Machining	Total
Revenue	$-	$179,292	$106,656	$285,948
Cost of sales	$-	$146,671	$61,247	$207,918
Gross profit	$-	$32,621	$45,409	$78,030

Expenses	$3,917,714	$101,218	$473,241	$4,492,173
Other income (expense)	$(362,176)	$-	$-	$(362,176)
Net loss from continuing operations	$(4,279,890)	$(68,597)	$(427,832)	$(4,776,319)

Current Assets	$9,043,071	$443,643	$285,917	$9,772,631
Non-current assets	$2,072,632	$1,442,663	$1,650,092	$5,165,387
Total Assets	$11,115,703	$1,886,306	$1,936,009	$14,938,018

Current liabilities	$5,069,289	$106,732	$285,671	$5,461,692
Non-current liabilities	$-	$263,136	$722,535	$985,671
Total Liabilities	$5,069,289	$369,868	$1,008,206	$6,447,363

Total Equity	$6,046,414	$1,516,438	$927,803	$8,490,655

All of the Company’s revenue is generated with customers located in the United States. The majority of the Company’s continuing operations are conducted from and its assets are located in the United States. PMGC Research, the Company’s Canadian subsidiary, is located in Canada and provide limited operational support and research.